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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 15, 1995 included in Lear Seating Corporation's Form 10-K for the year ended December 31, 1994, and to all references to our firm included in this registration statement.

                                          /s/ Arthur Andersen LLP

                                          ARTHUR ANDERSEN LLP

Detroit, Michigan
  August 24, 1995